Fiera Capital Equity Allocation Fund

(THE “FUND”)

SUPPLEMENT DATED MARCH 12, 2020 TO THE FUND’S

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 29, 2019

The Board of Trustees (the “Board”) of Fiera Capital Series Trust (the “Trust”) has approved a Plan of Liquidation and Termination (the “Plan”) pursuant to which the Fund, a series of the Trust, will be liquidated and terminated. Effective at the close of business on March 12, 2020, the Fund will no longer be open to new or additional investments.

Under the terms of the Plan, it is anticipated that the Fund will be liquidated on or about March 31, 2020 (the “Liquidation Date”) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. For federal income tax purposes, the liquidation of the Fund may cause shareholders to recognize a gain or loss and pay taxes if the liquidated shares are held in a taxable account. You should consult with your own tax advisor about the particular tax consequences to you of the Fund’s liquidation. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date. If the Fund has not received your redemption request or other instructions prior to the Liquidation Date, your shares will be automatically liquidated on the Liquidation Date.

During the period prior to the Liquidation Date, the Fund’s investment adviser, Fiera Capital Inc. (the “Investment Adviser”), may depart from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in a manner that the Investment Adviser believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Fund may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings. Any such transaction costs would reduce any distributable net capital gains.

The Fund will seek to pay out all investment company taxable income and net capital gains prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

Shareholder inquiries should be directed to the Fund at 212-300-1600.

Please retain this Supplement with your Prospectus and SAI for reference.